Exhibit 99.1

Harper & Associates, Inc.

CONSULTANTS AT OIL AND GAS TECHNOLOGY
6815 MANHATTAN BLVD
SUITE 201
FORT WORTH, TEXAS 76120

G. MICHAEL HARPER PRESIDENT www.harper-associates.com	(817) 457-9555 (FAX) (817) 457-9569 m@harper-assoctates.com

February 15, 2011

Delta Oil & Gas LLC
Attn: Mr. Kulwant Sandher
604-700 West Pender Street
Vancouver, BC V6C 1G8

Re:    SEC Reserve Evaluation
          Delta Oil & Gas LLC Interests
          State of Oklahoma, US Properties
          As of December 31, 2010

Dear Mr. Sandher:

Petroleum reserves for certain properties of Delta Oil & Gas LLC (“Delta”) were determined and economic forecasts prepared for the working interests of Delta. The properties are operated by Ranken Energy Corp. (“Ranken”) and located in Garvin County, Oklahoma. Reserves are classified as proved developed producing (“PDP”) and behind-pipe (“PBP”). An independent geologic interpretation and engineering analysis of data was conducted and reserve estimates and economics determined under constant price and operating cost, re. U.S. Security and Exchange (“SEC”) guidelines.

For the evaluation, the table below summarizes net proved reserves and cumulative future cash flow (before U.S. federal income tax), undiscounted and discounted at 10 percent per year.

PROVED	RESERVE SUMMARY PDP	PBP	TOTAL
Completions Net Oil, Bbls. Net Gas, MCF	11 35,190 37,150	3 2,900 8,780	14 38,090 45,930
Revenue ($) - Oil Gas Sales Total	2,641,650 211,560 2,853,210	217,130 57,840 274,970	2,858,780 269,400 3,128,180
Operating Expense ($)	786,390	85,550	871,940
Production Taxes ($)	202,430	19,510	221,940
Investment ($)		7,750	7,750
Future Cum Net Income ($)	1,864,380	162,160	2,026,540
Future Cum Net Income @ 10% DF ($)	1,261,180	54,400	1,315,570

Reserves and economic results for each reserve class are attached, along with a one-line summary. Individual well reserves are presented herein.

Delta Oil & Gas LLC
SEC Reserve Evaluation
As Of December 31. 2010
February 15, 2011

Price/Cost Parameters.  Oil and gas revenue is based on the average of 2010 prices for each lease. Prices are not escalated. BTU content, fuel and shrinkage for gas production and the quality of oil production are considered.

Average well expenses are based on the operating costs between January and December 2010. Expenses are recurring monthly values including G&A. Operating expenses and investments are not escalated. Production severance and ad valorem taxes are deducted from revenue.

ASSUMPTIONS

No consideration was given to possible changes in operating conditions or actions of governmental regulatory agencies affecting prices. Interests were accepted as represented by Delta. Discount factors are calculated at mid-year, compounded annually, and applied to yearly lump sum revenues, expenses and investments.

DATA ACQUISITION

Delta and Ranken provided well and reserve information including pressure and production data through December 2010. Additional production information was obtained on offset wells completed in correlative geologic formations with similar production performance. During our analysis, we were given access to data as was desired and consulted freely with Mr. James Huling, and the officers and employees of Delta and Ranken.

An examination of the field facilities and operating procedures was not conducted in view of the available data that we had to assess and with our operational experience in Garvin County, Oklahoma. Data used in the preparation of the evaluation was obtained from the records of the offset operators, public data, private evaluations, Ranken and Delta. Basic reservoir and geologic data together with engineering work will be retained on file for review by authorized personnel.

RESERVE DEFINITIONS

The determination of the reserves is based on a petroleum engineering evaluation, supported by an independent geologic interpretation that involved direct and indirect characterization and estimates of reservoir properties. These properties are derived from data available at the time of preparation. One should not construe that the reserve quantities are exact. As additional data becomes available or well operating conditions change, the likely condensate or gas recovery of a reservoir may change, and consequently reserve quantities change.

Reserve estimates compile with the definitions of the U. S. Security Exchange Commission (“SEC”). The reserves and dollars reported herein are not determined for the following purposes: 1) litigation, 2) loan basis, and 3) market value estimate.

EVALUATOR

This evaluation was conducted and/or supervised by Mr. Michael Harper, President. He served on the Board of Directors of the SPE for the term 1986-1989. He has practiced professional petroleum engineering for 36 years. Before founding his consulting firm, Harper spent five years involved in condensate and gas evaluations, property appraisals and reservoir engineering with the firm of CG&A, Inc. His engineering studies involved United States and International areas. Previously, he had been with Placid Oil Company for 10 years. There Harper’s experience included five years working as senior reserve, production and reservoir engineer at the Placid headquarters in Dallas, Texas. Fields studied were inland, wetlands and offshore in respective states of Alabama, Florida, Louisiana, Mississippi, New Mexico, Oklahoma and Texas. Overseas evaluations were prepared on geologic features in the North and the Mediterranean Seas. His five years of experience, onshore and offshore, were spent in field supervision and the engineering design of workovers and drilling wells.

Delta Oil & Gas LLC
SEC Reserve Evaluation
As Of December 31. 2010
February 15, 2011

Harper’s education was at Louisiana State University where he received Bachelor and Master of Science Degrees in Petroleum Engineering. Academic honor societies are Pi Epsilon Tau, Tau Beta Pi and Phi Kappa Phi. Professional engineering registrations are in Texas and Louisiana. Memberships in professional associations at the local, state and national levels are the Society of Petroleum Engineers, the American Association of Petroleum Geologists, Society of Petroleum Evaluation Engineers and the Society of Petroleum Well Log Analysts. Evaluation courses and seminars include geologic description of condensate and gas reservoirs, gas well performance and appraisal, computer applications and 1979 through 2001 Symposiums on Hydrocarbon Economics and Evaluation. Mr. Harper was the 1996-1997 secretary of the Petroleum Club in Fort Worth. He currently serves as Chairman, SPE Directors’ Club.

EVALUATOR QUALIFICATIONS

I, Michael Harper, a consulting Professional Petroleum Engineer, with an office at 6815 Manhattan Blvd. Ste 201, Fort Worth, Texas 76120, hereby certify:

1.            That I am President of Harper & Associates, Inc. and I did prepare this SEC reserve report with corresponding economic values of Delta interests in the leases.

2.            That I graduated in Petroleum Engineering in 1966 with a Bachelor of Science degree and Master of Science degree in 1968 from Louisiana State University at Baton Rouge, Louisiana. Academic honor societies are Pi Epsilon Tau, Tau Beta Pi and Phi Kappa Phi.

3.             That I am a registered Professional Engineer in Louisiana #13687 and Texas #34481. That I am a certified earth scientist - SIPES #2861. That I have thirty-two years experience in drilling, production, reservoir studies and evaluations of Canada, Mediterranean, North Sea and United States oil and gas fields.

4.             That Memberships held in professional associations: the Society of Petroleum Engineers (#070557); the American Association of Petroleum Geologists; the Society of Petroleum Well Log Analysts; the Society of Petroleum Evaluation Engineers; and the American Association of Drilling Engineers. I served on the National Board of Directors of the Society of Petroleum Engineers for the term 1986-1989. I served as National Director of the Society of Petroleum Evaluation Engineers for the term 2000-2003.

5.             That Principal or its employees in the firm have no direct or indirect interests, nor do they expect to receive any direct or indirect interest in the oil and gas properties reviewed nor do they have any direct or indirect interest in the properties of Delta.

6.             That I am an independent engineer contracted to review certain leases of Delta in Oklahoma.

7.             That I have no direct or indirect interests in the actual outcome from the reports that have been prepared for Mr. Kulwant Sandher.

Yours very truly,

/s/ G. Michael Harper
G. Michael Harper, President
HARPER & ASSOCIATES, INC.

SUMMARY

Total

TABLE A

RESERVE ESTIMATES AND ECONOMIC ANALYSIS

DELTA OIL & GAS LLC SEC

As of : December 31, 2010

HARPER & ASSOCIATES, INC.

Year	Well Cnt	Gross Production Oil (Mbbl)	Gross Production Gas (MMcf)	Net Sales Oil (Mbbl)	Net Sales Gas (MMcf)	Net Revenues Less Taxes (M$)	Net Expenditures Operate (M$)	Net Expenditures Invest (M$)	Net Income to Evaluated Interests Annual Income (M$)	Cum Income (M$)	Ann. Inc Dis@ 10% (M$)	Cum Income Dis@ 10% (M$)
2010	0	0.09	0.31	0.01	0.02	0.51	0.12	0.00	0.39	0.39	0.38	0.38
2011	11	144.46	138.65	6.21	9.14	479.63	57.59	0.00	422.04	422.42	403.25	403.63
2012	12	96.12	114.15	4.30	7.56	339.24	59.15	3.75	276.34	698.76	238.53	642.16
2013	12	72.53	85.34	3.34	5.98	264.00	59.15	0.00	204.85	903.62	160.05	802.21
2014	12	58.28	68.98	2.74	5.00	217.48	59.15	0.00	158.33	1,061.95	111.95	914.16
2015	12	48.60	54.56	2.33	4.22	184.58	58.39	0.00	126.19	1,188.14	80.76	994.92
2016	11	45.16	38.31	2.16	2.44	164.37	44.09	3.75	116.53	1,304.67	67.24	1,062.16
2017	8	39.24	28.71	1.90	1.30	140.64	34.73	0.00	105.91	1,410.58	55.55	1,117.71
2018	8	33.28	22.53	1.65	1.05	121.43	34.73	0.00	86.70	1,497.28	41.14	1,158.85
2019	8	29.49	19.53	1.48	0.93	108.89	34.73	0.00	74.16	1,571.44	31.85	1,190.69
S Tot		567.24	571.06	26.12	37.63	2,020.78	441.84	7.50	1,571.44	1,571.44	1,190.69	1,190.69
After		236.67	166.06	11.97	8.30	885.45	430.09	0.25	455.10	455.10	124.88	124.88
Total		803.92	737.12	38.09	45.93	2,906.23	871.94	7.75	2,026.54	2,026.54	1,315.57	1,315.57
Cum.		71.09	322.71									
Ult.		875.01	1,059.83									

RESERVE SUMMARY

Evaluated Interests (Avg %)

Oil Exp %	Oil Rev %	Gas Exp %	Gas Rev %
6.2502	4.7385	8.2649	6.2311

Net Reserves

Oil	38.09	Mbbl
Gas	45.93	MMcf
Gas-Eq Oil (6/1)	7.66	Mbbl
Gas-Eq Oil (10/1)	4.59	Mbbl
Gas-Eq Oil (12.81)	3.58	Mbbl
Tot Eq Oil (12.81)	41.68	Mbbl

	Oil	Gas	Total
Economic Wells =	7	6	13
Non-Econ Wells =	0	0	0

Maximum Life = 49.70 Yrs

ECONOMIC SUMMARY

WH Prices	Avg Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	74.73	75.05	75.15	
Gas ($/Mcf)	5.75	5.87	6.85	12.81/1

8/8th Costs	Initial	Average	
Operating	7,093	18,608	$/Mon
	546	1,431	$/Mon/Well
		0.19	$/EQ bbl
		30.00	% Rev ATax

Net Revenues	Oil	Gas	Total
Before Tax M$	2,858.78	269.40	3,128.17
%	91.39	8.61	100.00%
After Tax M$	2,655.95	250.28	2,906.23
%	91.39	8.61	100.00%

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	Discounted Cum Inc $/EQbbl
0.0	2,026.54	48.62
5.0	1,592.09	38.20
8.0	1,412.90	33.90
10.0	1,315.57	31.57
12.0	1,231.84	29.56
15.0	1,126.21	27.02
20.0	988.99	23.73
30.0	803.35	19.28
40.0	682.67	16.38
50.0	597.05	14.33
60.0	532.60	12.78

C:\Users\Michael\Documents\PHDWIN\Delta\
Delta (SEC) 12 2010.phd
Engineer : GMH
9:19:12 02/16/2011

DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW

SUMMARY

HARPER & ASSOCIATES, INC.

TABLE B

RESERVE ESTIMATES AND ECONOMIC ANALYSIS

Proved Producing Rsv Class & Category

DELTA OIL & GAS LLC SEC

As of : December 31, 2010

Year	Well Cnt	Gross Production Oil (Mbbl)	Gross Production Gas (MMcf)	Net Sales Oil (Mbbl)	Net Sales Gas (MMcf)	Net Revenues Less Taxes (M$)	Net Expenditures Operate (M$)	Net Expenditures Invest (M$)	Net Income to Evaluated Interests Annual Income (M$)	Net Income to Evaluated Interests Cum Income (M$)	Net Income to Evaluated Interests Ann. Inc Dis@ 10% (M$)	Cum Income Dis@ 10% (M$)
2010	0	0.09	0.31	0.01	0.02	0.51	0.12	0.00	0.39	0.39	0.38	0.38
2011	11	144.46	138.65	6.21	9.14	479.63	57.59	0.00	422.04	422.42	403.25	403.63
2012	11	96.12	95.62	4.30	6.86	334.99	57.65	0.00	277.34	699.76	239.54	643.17
2013	11	72.36	71.92	3.33	5.48	260.47	57.65	0.00	202.81	902.57	158.46	801.63
2014	11	58.17	57.79	2.74	4.58	214.63	57.65	0.00	156.98	1,059.55	110.99	912.62
2015	11	48.52	44.73	2.33	3.85	182.13	56.89	0.00	125.24	1,184.79	80.14	992.76
2016	9	39.48	18.16	1.95	1.68	144.96	41.92	0.00	103.05	1,287.84	59.67	1,052.44
2017	6	32.93	7.99	1.66	0.52	119.45	31.73	0.00	87.72	1,375.56	45.97	1,098.41
2018	6	29.45	7.32	1.50	0.48	107.98	31.73	0.00	76.25	1,451.81	36.17	1,134.58
2019	6	26.67	6.77	1.37	0.45	98.62	31.73	0.00	66.89	1,518.71	28.72	1,163.30
S Tot		548.24	449.27	25.41	33.06	1,943.38	424.67	0.00	1,518.71	1,518.71	1,163.30	1,163.30
After		178.25	53.81	9.78	4.09	707.39	361.72	0.00	345.68	345.68	97.88	97.88
Total		726.49	503.08	35.19	37.15	2,650.77	786.39	0.00	1,864.38	1,864.38	1,261.18	1,261.18
Cum.		71.09	322.71									
Ult.		797.59	825.79									

RESERVE SUMMARY

Evaluated Interests (Avg %)

Oil Exp %	Oil Rev %	Gas Exp %	Gas Rev %
6.3834	4.8438	9.7838	7.3853

Net Reserves

Oil	35.19	Mbbl
Gas	37.15	MMcf
Gas-Eq Oil (6/1)	6.19	Mbbl
Gas-Eq Oil (10/1)	3.72	Mbbl
Gas-Eq Oil (13.20)	2.81	Mbbl
Tot Eq Oil (13.20)	38.00	Mbbl

	Oil	Gas	Total
Economic Wells =	6	5	11
Non-Econ Wells =	0	0	0

Maximum Life = 49.70 Yrs

ECONOMIC SUMMARY

WH Prices	Avg Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	74.73	75.07	75.15	
Gas ($/Mcf)	5.75	5.69	7.00	13.20/1

8/8th Costs	Initial	Average	
Operating	2,626	15,739	$/Mon
	239	1,431	$/Mon/Well
		0.00	$/EQ bbl
		29.67	% Rev ATax

Net Revenues	Oil	Gas	Total
Before Tax M$	2,641.65	211.56	2,853.20
%	92.59	7.41	100.00%
After Tax M$	2,454.22	196.55	2,650.77
%	92.59	7.41	100.00%

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	Discounted Cum Inc $/EQbbl
0.0	1,864.38	49.06
5.0	1,500.84	39.49
8.0	1,346.40	35.43
10.0	1,261.18	33.18
12.0	1,187.01	31.23
15.0	1,092.28	28.74
20.0	967.08	25.45
30.0	793.50	20.88
40.0	677.99	17.84
50.0	594.81	15.65
60.0	531.61	13.99

C:\Users\Michael\Documents\PHDWIN\Delta\
Delta (SEC) 12 2010.phd
Engineer : GMH
9:19:12 02/16/2011

DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW

SUMMARY

Proved Behind Pipe Rsv Class & Category

TABLE C

RESERVE ESTIMATES AND ECONOMIC ANALYSIS

DELTA OIL & GAS LLC SEC

As of : December 31, 2010

HARPER & ASSOCIATES, INC.

Year	Well Cnt	Gross Production Oil (Mbbl)	Gross Production Gas (MMcf)	Net Sales Oil (Mbbl)	Net Sales Gas (MMcf)	Net Revenues Less Taxes (M$)	Net Expenditures Operate (M$)	Net Expenditures Invest (M$)	Net Income to Evaluated Interests Annual Income (M$)	Cum Income (M$)	Ann. Inc Dis@ 10% (M$)	Cum Income Dis@ 10% (M$)
2010	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	1	0.00	18.53	0.00	0.69	4.25	1.50	3.75	-1.00	-1.00	-1.01	-1.01
2013	1	0.18	13.42	0.01	0.50	3.54	1.50	0.00	2.04	1.04	1.60	0.59
2014	1	0.11	11.18	0.00	0.42	2.85	1.50	0.00	1.35	2.39	0.95	1.54
2015	1	0.08	9.83	0.00	0.37	2.46	1.50	0.00	0.96	3.35	0.61	2.15
2016	2	5.68	20.15	0.21	0.76	19.40	2.17	3.75	13.48	16.83	7.57	9.73
2017	2	6.32	20.72	0.24	0.78	21.19	3.00	0.00	18.19	35.02	9.58	19.30
2018	2	3.83	15.21	0.14	0.57	13.45	3.00	0.00	10.45	45.47	4.97	24.27
2019	2	2.82	12.76	0.11	0.48	10.26	3.00	0.00	7.26	52.73	3.12	27.39
S Tot		19.00	121.80	0.71	4.57	77.41	17.17	7.50	52.73	52.73	27.39	27.39
After		58.42	112.25	2.19	4.21	178.05	68.37	0.25	109.43	109.43	27.00	27.00
Total		77.42	234.04	2.90	8.78	255.46	85.55	7.75	162.16	162.16	54.40	54.40
Cum.		0.00	0.00									
Ult.		77.42	234.04									

RESERVE SUMMARY

Evaluated Interests (Avg %)

Oil Exp %	Oil Rev %	Gas Exp %	Gas Rev %
5.0000	3.7500	5.0000	3.7500

Net Reserves

Oil	2.90	Mbbl
Gas	8.78	MMcf
Gas-Eq Oil (6/1)	1.46	Mbbl
Gas-Eq Oil (10/1)	0.88	Mbbl
Gas-Eq Oil (11.36)	0.77	Mbbl
Tot Eq Oil (11.36)	3.68	Mbbl

	Oil	Gas	Total
Economic Wells =	2	1	3
Non-Econ Wells =	0	0	0

Maximum Life = 34.37 Yrs

ECONOMIC SUMMARY

WH Prices	Avg Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	0.00	74.79	74.89	
Gas ($/Mcf)	0.00	6.59	6.59	11.36/1

8/8th Costs	Initial	Average	
Operating	4,468	4,149	$/Mon
	1,489	1,383	$/Mon/Well
		2.11	$/EQ bbl
		33.49	% Rev ATax

Net Revenues	Oil	Gas	Total
Before Tax M$	217.13	57.84	274.97
%	78.97	21.03	100.00%
After Tax M$	201.72	53.73	255.46
%	78.97	21.03	100.00%

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	Discounted Cum Inc $/EQbbl
0.0	162.16	44.12
5.0	91.25	24.82
8.0	66.50	18.09
10.0	54.40	14.80
12.0	44.82	12.19
15.0	33.93	9.23
20.0	21.91	5.96
30.0	9.85	2.68
40.0	4.68	1.27
50.0	2.23	0.61
60.0	0.99	0.27

C:\Users\Michael\Documents\PHDWIN\Delta\
Delta (SEC) 12 2010.phd
Engineer : GMH
9:19:12 02/16/2011

DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW

2/16/2011 9:20:50AM

Economic One-Liners

Project Name : DELTA OIL & GAS LLC SEC

As of Date: 12/31/2010

Ownership Group : All Cases

Table #-Lease Name *Risked* / UnRisked	*Reserve Category*	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. 10% (M$)	Life (years)
Grand Total	**Total**	**38.09**	**45.93**	**2,858.78**	**269.40**	**0.00**	**1,093.88**	**7.75**	**2,026.54**	**1,315.57**	**49.70**
Proved Producing Rsv Class & Category	**Total**	**35.19**	**37.15**	**2,641.65**	**211.56**	**0.00**	**988.82**	**0.00**	**1,864.38**	**1,261.18**	**49.70**
1-HULSEY 1-8 (BROMIDE 4797-4820')	*P-DP*	8.57	6.21	640.20	40.95	0.00	337.20	0.00	343.95	196.74	25.62
2-HULSEY 2-8 (BROMIDE 4817-4823) -	*P-DP*	1.45	0.00	108.23	0.00	0.00	60.11	0.00	48.11	37.40	9.50
3-JACKSON 1-18 (Coates) 2nd Bromide	*P-DP*	1.62	0.00	120.94	0.00	0.00	65.98	0.00	54.97	47.07	5.47
4-JOE MURRAY FARMS 1-18 - 1-18	*P-DP*	13.37	0.89	1,009.98	5.49	0.00	133.95	0.00	881.52	610.40	14.75
5-MISS GRACIE 1-18 (OIL CREEK 619	*P-DP*	7.00	1.25	524.65	6.37	0.00	166.29	0.00	364.73	255.77	21.44
6-PLASTER 1-11 (DEESE 5618-5621') -	*P-DP*	0.61	0.00	45.67	0.00	0.00	32.29	0.00	13.38	10.19	9.72
7-RIVER 1-28 (VIOLA 4460-82') - 1-28	*P-DP*	0.03	18.98	2.36	102.52	0.00	71.24	0.00	33.64	29.06	5.43
8-SADDLE 1-28 (VIOLA 4484-4518') - 1	*P-DP*	0.08	1.61	5.80	10.22	0.00	8.30	0.00	7.71	6.91	4.79
9-SADDLE 2-28 (VIOLA 4399-4465') - 2	*P-DP*	0.00	1.48	0.00	8.47	0.00	3.48	0.00	4.99	4.52	4.37
10-SADDLE 3-28 (VIOLA 4666-4674') -	*P-DP*	2.46	2.34	183.81	19.90	0.00	100.92	0.00	102.79	55.56	49.70
11-WAUNICE 1-36 (DEESE) - 1-36	*P-DP*	0.00	4.39	0.00	17.65	0.00	9.05	0.00	8.60	7.55	5.24
Proved Behind Pipe Rsv Class & Category	**Total**	**2.90**	**8.78**	**217.13**	**57.84**	**0.00**	**105.06**	**7.75**	**162.16**	**54.40**	**34.37**
12-BREWER 1-20 (1ST BROMIDE) - 1-	*P-BP*	1.43	2.15	107.38	14.17	0.00	43.21	0.25	78.09	18.66	34.37
13-BREWER 1-20 (VIOLA) - 1-20	*P-BP*	0.02	3.73	1.71	24.60	0.00	17.18	3.75	5.37	3.18	11.22
14-JACKSON 1-18 (1ST BMD 5299-530	*P-BP*	1.45	2.89	108.05	19.07	0.00	44.66	3.75	78.71	32.56	29.32

HA Eco One LinerTable.rpt DB File : C:\Users\Michael\Documents\PHDWIN\Delta\Delta (SEC) 12 2010.phd Model File : C:\Users\Michael\Documents\PHDWIN\Huling\Delta\SEC 12 31 09\TRCMO 1

SUMMARY
Total

TABLE A

RESERVE ESTIMATES AND ECONOMIC ANALYSIS

DELTA OIL & GAS LLC SEC

As of : December 31, 2010

HARPER & ASSOCIATES, INC.

Year	Well Cnt	Gross Production Oil (Mbbl)	Gross Production Gas (MMcf)	Net Sales Oil (Mbbl)	Net Sales Gas (MMcf)	Net Revenues Less Taxes (M$)	Net Expenditures Operate (M$)	Net Expenditures Invest (M$)	Net Income to Evaluated Interests Annual Income (M$)	Cum Income (M$)	Ann. Inc Dis@ 10% (M$)	Cum Income Dis@ 10% (M$)
2010	0	0.09	0.31	0.01	0.02	0.51	0.12	0.00	0.39	0.39	0.38	0.38
2011	11	144.46	138.65	6.21	9.14	479.63	57.59	0.00	422.04	422.42	403.25	403.63
2012	12	96.12	114.15	4.30	7.56	339.24	59.15	3.75	276.34	698.76	238.53	642.16
2013	12	72.53	85.34	3.34	5.98	264.00	59.15	0.00	204.85	903.62	160.05	802.21
2014	12	58.28	68.98	2.74	5.00	217.48	59.15	0.00	158.33	1,061.95	111.95	914.16
2015	12	48.60	54.56	2.33	4.22	184.58	58.39	0.00	126.19	1,188.14	80.76	994.92
2016	11	45.16	38.31	2.16	2.44	164.37	44.09	3.75	116.53	1,304.67	67.24	1,062.16
2017	8	39.24	28.71	1.90	1.30	140.64	34.73	0.00	105.91	1,410.58	55.55	1,117.71
2018	8	33.28	22.53	1.65	1.05	121.43	34.73	0.00	86.70	1,497.28	41.14	1,158.85
2019	8	29.49	19.53	1.48	0.93	108.89	34.73	0.00	74.16	1,571.44	31.85	1,190.69
S Tot		567.24	571.06	26.12	37.63	2,020.78	441.84	7.50	1,571.44	1,571.44	1,190.69	1,190.69
After		236.67	166.06	11.97	8.30	885.45	430.09	0.25	455.10	455.10	124.88	124.88
Total		803.92	737.12	38.09	45.93	2,906.23	871.94	7.75	2,026.54	2,026.54	1,315.57	1,315.57
Cum.		71.09	322.71									
Ult.		875.01	1,059.83									

RESERVE SUMMARY

Evaluated Interests (Avg %)

Oil Exp %	Oil Rev %	Gas Exp %	Gas Rev %
6.2502	4.7385	8.2649	6.2311

Net Reserves

Oil	38.09	Mbbl
Gas	45.93	MMcf
Gas-Eq Oil (6/1)	7.66	Mbbl
Gas-Eq Oil (10/1)	4.59	Mbbl
Gas-Eq Oil (12.81)	3.58	Mbbl
Tot Eq Oil (12.81)	41.68	Mbbl

	Oil	Gas	Total
Economic Wells =	7	6	13
Non-Econ Wells =	0	0	0

Maximum Life = 49.70 Yrs

ECONOMIC SUMMARY

WH Prices	Avg Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	74.73	75.05	75.15	
Gas ($/Mcf)	5.75	5.87	6.85	12.81/1

8/8th Costs	Initial	Average	
Operating	7,093	18,608	$/Mon
	546	1,431	$/Mon/Well
		0.19	$/EQ bbl
		30.00	% Rev ATax

Net Revenues	Oil	Gas	Total
Before Tax M$	2,858.78	269.40	3,128.17
%	91.39	8.61	100.00%
After Tax M$	2,655.95	250.28	2,906.23
%	91.39	8.61	100.00%

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	$/EQbbl
0.0	2,026.54	48.62
5.0	1,592.09	38.20
8.0	1,412.90	33.90
10.0	1,315.57	31.57
12.0	1,231.84	29.56
15.0	1,126.21	27.02
20.0	988.99	23.73
30.0	803.35	19.28
40.0	682.67	16.38
50.0	597.05	14.33
60.0	532.60	12.78

C:\Users\Michael\Documents\PHDWIN\Delta\
Delta (SEC) 12 2010.phd
Engineer : GMH
9:17:55 02/16/2011

DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW

SUMMARY

Proved Producing Rsv Class & Category

TABLE B

RESERVE ESTIMATES AND ECONOMIC ANALYSIS

DELTA OIL & GAS LLC SEC

As of : December 31, 2010

HARPER & ASSOCIATES, INC.

Year	Well Cnt	Gross Production Oil (Mbbl)	Gross Production Gas (MMcf)	Net Sales Oil (Mbbl)	Net Sales Gas (MMcf)	Net Revenues Less Taxes (M$)	Net Expenditures Operate (M$)	Net Expenditures Invest (M$)	Net Income to Evaluated Interests Annual Income (M$)	Cum Income (M$)	Ann. Inc Dis@ 10% (M$)	Cum Income Dis@ 10% (M$)
2010	0	0.09	0.31	0.01	0.02	0.51	0.12	0.00	0.39	0.39	0.38	0.38
2011	11	144.46	138.65	6.21	9.14	479.63	57.59	0.00	422.04	422.42	403.25	403.63
2012	11	96.12	95.62	4.30	6.86	334.99	57.65	0.00	277.34	699.76	239.54	643.17
2013	11	72.36	71.92	3.33	5.48	260.47	57.65	0.00	202.81	902.57	158.46	801.63
2014	11	58.17	57.79	2.74	4.58	214.63	57.65	0.00	156.98	1,059.55	110.99	912.62
2015	11	48.52	44.73	2.33	3.85	182.13	56.89	0.00	125.24	1,184.79	80.14	992.76
2016	9	39.48	18.16	1.95	1.68	144.96	41.92	0.00	103.05	1,287.84	59.67	1,052.44
2017	6	32.93	7.99	1.66	0.52	119.45	31.73	0.00	87.72	1,375.56	45.97	1,098.41
2018	6	29.45	7.32	1.50	0.48	107.98	31.73	0.00	76.25	1,451.81	36.17	1,134.58
2019	6	26.67	6.77	1.37	0.45	98.62	31.73	0.00	66.89	1,518.71	28.72	1,163.30
S Tot		548.24	449.27	25.41	33.06	1,943.38	424.67	0.00	1,518.71	1,518.71	1,163.30	1,163.30
After		178.25	53.81	9.78	4.09	707.39	361.72	0.00	345.68	345.68	97.88	97.88
Total		726.49	503.08	35.19	37.15	2,650.77	786.39	0.00	1,864.38	1,864.38	1,261.18	1,261.18
Cum.		71.09	322.71									
Ult.		797.59	825.79									

RESERVE SUMMARY

Evaluated Interests (Avg %)

Oil Exp %	Oil Rev %	Gas Exp %	Gas Rev %
6.3834	4.8438	9.7838	7.3853

Net Reserves

Oil	35.19	Mbbl
Gas	37.15	MMcf
Gas-Eq Oil (6/1)	6.19	Mbbl
Gas-Eq Oil (10/1)	3.72	Mbbl
Gas-Eq Oil (13.20)	2.81	Mbbl
Tot Eq Oil (13.20)	38.00	Mbbl

	Oil	Gas	Total
Economic Wells =	6	5	11
Non-Econ Wells =	0	0	0

Maximum Life = 49.70 Yrs

ECONOMIC SUMMARY

WH Prices	Avg Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	74.73	75.07	75.15	
Gas ($/Mcf)	5.75	5.69	7.00	13.20/1

8/8th Costs	Initial	Average	
Operating	2,626	15,739	$/Mon
	239	1,431	$/Mon/Well
		0.00	$/EQ bbl
		29.67	% Rev ATax

Net Revenues	Oil	Gas	Total
Before Tax M$	2,641.65	211.56	2,853.20
%	92.59	7.41	100.00%
After Tax M$	2,454.22	196.55	2,650.77
%	92.59	7.41	100.00%

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	Discounted Cum Inc $/EQbbl
0.0	1,864.38	49.06
5.0	1,500.84	39.49
8.0	1,346.40	35.43
10.0	1,261.18	33.18
12.0	1,187.01	31.23
15.0	1,092.28	28.74
20.0	967.08	25.45
30.0	793.50	20.88
40.0	677.99	17.84
50.0	594.81	15.65
60.0	531.61	13.99

C:\Users\Michael\Documents\PHDWIN\Delta\
Delta (SEC) 12 2010.phd
Engineer : GMH
9:17:55 02/16/2011

DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De   Model File : C:\Users\Michael\Documents\PHDW

Case : HULSEY 1-8 (BROMIDE 4797-4820')
Field : CIVIT WEST
Co., State : GARVIN, OK
Operator : VIERSEN-COCHRAN
Reservoir : BROMIDE 2

TABLE 1
RESERVE ESTIMATES AND ECONOMIC ANALYSIS
DELTA OIL & GAS LLC SEC
As of : December 31, 2010

HARPER & ASSOCIATES, INC.

		Proved Producing Reserves									Net Income to Evaluated Interests		
		Gross Production		Net Sales		WH Prices		Net Revenues Less Taxes	Net Expenditures				
Year	Oil Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	(M$)	Operate (M$)	Invest (M$)	Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.01	0.01	0.00	0.00	74.74	6.59	0.16	0.03	0.00	0.13	0.13	0.13
2011	1	4.59	4.01	0.72	0.63	74.74	6.59	53.57	11.28	0.00	42.29	42.42	40.42
2012	1	4.08	3.33	0.64	0.52	74.74	6.59	47.35	11.28	0.00	36.07	78.49	71.53
2013	1	3.66	2.86	0.57	0.45	74.74	6.59	42.39	11.28	0.00	31.11	109.60	95.81
2014	1	3.34	2.52	0.52	0.39	74.74	6.59	38.58	11.28	0.00	27.30	136.91	115.09
2015	1	3.08	2.26	0.48	0.35	74.74	6.59	35.48	11.28	0.00	24.20	161.10	130.57
2016	1	2.86	2.07	0.45	0.32	74.74	6.59	32.99	11.28	0.00	21.71	182.81	143.13
2017	1	2.67	1.89	0.42	0.30	74.74	6.59	30.71	11.28	0.00	19.43	202.24	153.31
2018	1	2.51	1.75	0.39	0.27	74.74	6.59	28.83	11.28	0.00	17.55	219.79	161.63
2019	1	2.37	1.64	0.37	0.26	74.74	6.59	27.20	11.28	0.00	15.92	235.71	168.46
S Tot		29.16	22.35	4.55	3.49			337.26	101.55	0.00	235.71	235.71	168.46
After		25.74	17.48	4.02	2.73			295.56	187.32	0.00	108.24	108.24	28.28
Total		54.91	39.83	8.57	6.21			632.83	288.87	0.00	343.95	343.95	196.74
Cum.		18.32	16.60										
Ult.		73.23	56.44										

RESERVE SUMMARY

Evaluated Interests (Avg %)	Expense %	Oil Revenue %	Gas Revenue %
Initial	20.0000000	15.6000000	15.6000000
Final	20.0000000	15.6000000	15.6000000

Net Reserves		
Oil	8.57	Mbbl
Gas	6.21	MMcf
Gas-Eq Oil (6/1)	1.04	Mbbl
Gas-Eq Oil (10/1)	0.62	Mbbl
Gas-Eq Oil (11.3)	0.55	Mbbl
Tot Eq Oil (11.3)	9.11	Mbbl

Initial Parameters		Reserve Life, Yrs	Final Rate EqB/Mon
Rate :	409 bbl/mon	25.62	82
Decl :	13.35 %/YR		
GOR :	1 Mcf/bbl		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	74.74	74.74	74.74	
Gas ($/Mcf)	6.59	6.59	6.59	11.3/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	152	4,699	4,700	$/Mon
	152	4,699	4,700	$/Mon/Well
	0.00	0.00		$/EqBbl
		45.65		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues	Oil	Gas	Total
Before Tax M$	640.20	40.95	681.15
%	93.99	6.01	100.00
After Tax M$	594.78	38.05	632.83
%	93.99	6.01	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	$/EqBbl
0.0	343.95	37.74
5.0	252.09	27.66
8.0	215.87	23.69
10.0	196.74	21.59
12.0	180.63	19.82
15.0	160.81	17.64
20.0	135.95	14.92
30.0	104.12	11.42
40.0	84.67	9.29
50.0	71.53	7.85
60.0	62.05	6.81

C:\Users\Michael\Documents\PHDWIN\Delta\Delta (SEC) 12.2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[6.59] Oil Price Model: Delta AVG 10[74.74] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: 3504923161 AltID: 123121 HAInc:

Case : HULSEY 2-8 (BROMIDE 4817-4823)
Field : CIVIT WEST
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : BROMIDE 1

TABLE 2
RESERVE ESTIMATES AND ECONOMIC ANALYSIS
DELTA OIL & GAS LLC SEC
As of : December 31, 2010

HARPER & ASSOCIATES, INC.

		Proved Producing Reserves									Net Income to Evaluated Interests		
		Gross Production		Net Sales		WH Prices		Net Revenues Less Taxes	Net Expenditures				
Year	Oil Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	(M$)	Operate (M$)	Invest (M$)	Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.00	0.00	0.00	0.00	74.89	0.00	0.05	0.01	0.00	0.04	0.04	0.04
2011	1	1.63	0.00	0.25	0.00	74.89	0.00	17.66	5.52	0.00	12.14	12.17	11.61
2012	1	1.41	0.00	0.22	0.00	74.89	0.00	15.28	5.52	0.00	9.76	21.93	20.03
2013	1	1.22	0.00	0.19	0.00	74.89	0.00	13.22	5.52	0.00	7.70	29.63	26.04
2014	1	1.06	0.00	0.17	0.00	74.89	0.00	11.53	5.52	0.00	6.01	35.64	30.29
2015	1	0.93	0.00	0.15	0.00	74.89	0.00	10.10	5.52	0.00	4.58	40.21	33.22
2016	1	0.82	0.00	0.13	0.00	74.89	0.00	8.90	5.52	0.00	3.38	43.60	35.18
2017	1	0.72	0.00	0.11	0.00	74.89	0.00	7.84	5.52	0.00	2.32	45.92	36.39
2018	1	0.64	0.00	0.10	0.00	74.89	0.00	6.95	5.52	0.00	1.43	47.35	37.07
2019	1	0.57	0.00	0.09	0.00	74.89	0.00	6.18	5.52	0.00	0.66	48.01	37.36
S Tot		9.00	0.00	1.40	0.00			97.70	49.69	0.00	48.01	48.01	37.36
After		0.26	0.00	0.04	0.00			2.84	2.74	0.00	0.10	0.10	0.04
Total		9.26	0.00	1.45	0.00			100.55	52.43	0.00	48.11	48.11	37.40
Cum.		3.86	0.00										
Ult.		13.13	0.00										

RESERVE SUMMARY

Evaluated Interests (Avg %)	Expense %	Oil Revenue %	Gas Revenue %
Initial	20.0000000	15.6000000	15.6000000
Final	20.0000000	15.6000000	15.6000000

Net Reserves		
Oil	1.45	Mbbl
Gas	0.00	MMcf
Gas-Eq Oil (6/1)	0.00	Mbbl
Gas-Eq Oil (10/1)	0.00	Mbbl
Gas-Eq Oil (0.0)	0.00	Mbbl
Tot Eq Oil (0.0)	1.45	Mbbl

Initial Parameters		Reserve Life, Yrs	Final Rate EqB/Mon
Rate :	146 bbl/mon	9.50	42
Decl :	14.17 %/YR		
GOR :	0 Mcf/bbl		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	74.89	74.89	74.89	
Gas ($/Mcf)	0.00	0.00	0.00	0.0/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	74	2,299	2,300	$/Mon
	74	2,299	2,300	$/Mon/Well
	0.00	0.00		$/EqBbl
		52.15		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues	Oil	Gas	Total
Before Tax M$	108.23	0.00	108.23
%	100.00	0.00	100.00
After Tax M$	100.55	0.00	100.55
%	100.00	0.00	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	Discounted Cum Inc $/EqBbl
0.0	48.11	33.29
5.0	42.20	29.20
8.0	39.20	27.13
10.0	37.40	25.88
12.0	35.74	24.73
15.0	33.47	23.16
20.0	30.22	20.91
30.0	25.18	17.43
40.0	21.52	14.89
50.0	18.75	12.98
60.0	16.61	11.49

C:\Users\Michael\Documents\PHDWIN\Delta\Delta (SEC) 12.2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta.AVG 010[6.59] Oil Price Model: Delta.AVG 10[74.89] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: 3504924713 AltID: 124977 HAInc:

Case : JACKSON 1-18 (Coates) 2nd Bromide
Field :
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : 2ND BROMIDE

TABLE 3

RESERVE ESTIMATES AND ECONOMIC ANALYSIS

DELTA OIL & GAS LLC SEC

As of : December 31, 2010

HARPER & ASSOCIATES, INC.

		Proved Producing Reserves									Net Income to Evaluated Interests		
	Oil	Gross Production		Net Sales		WH Prices		Net Revenues Less Taxes	Net Expenditures		Income	Cum Income	Cum Income
Year	Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	(M$)	Operate (M$)	Invest (M$)	(M$)	(M$)	Dis@ 10%(M$)
2010	0	0.04	0.00	0.00	0.00	74.68	0.00	0.10	0.03	0.00	0.07	0.07	0.07
2011	1	12.24	0.00	0.46	0.00	74.68	0.00	31.84	10.50	0.00	21.34	21.41	20.43
2012	1	9.82	0.00	0.37	0.00	74.68	0.00	25.54	10.50	0.00	15.04	36.44	33.42
2013	1	7.83	0.00	0.29	0.00	74.68	0.00	20.37	10.50	0.00	9.87	46.31	41.14
2014	1	6.26	0.00	0.23	0.00	74.68	0.00	16.30	10.50	0.00	5.80	52.11	45.25
2015	1	5.01	0.00	0.19	0.00	74.68	0.00	13.04	10.50	0.00	2.54	54.65	46.89
2016	1	1.99	0.00	0.07	0.00	74.68	0.00	5.18	4.87	0.00	0.31	54.97	47.07
S Tot		43.19	0.00	1.62	0.00			112.36	57.40	0.00	54.97	54.97	47.07
After		0.00	0.00	0.00	0.00			0.00	0.00	0.00	0.00	0.00	0.00
Total		43.19	0.00	1.62	0.00			112.36	57.40	0.00	54.97	54.97	47.07
Cum.		18.29	0.00										
Ult.		61.48	0.00										

RESERVE SUMMARY

Evaluated Interests (Avg %)	Expense %	Oil Revenue %	Gas Revenue %
Initial	5.0000000	3.7500000	3.7500000
Final	5.0000000	3.7500000	3.7500000

Net Reserves		
Oil	1.62	Mbbl
Gas	0.00	MMcf
Gas-Eq Oil (6/1)	0.00	Mbbl
Gas-Eq Oil (10/1)	0.00	Mbbl
Gas-Eq Oil (0.0)	0.00	Mbbl
Tot Eq Oil (0.0)	1.62	Mbbl

Initial Parameters		Reserve Life, Yrs	Final Rate EqB/Mon
Rate :	1,138 bbl/mon		
Decl :	20.00 %/YR		
GOR :	0 Mcf/bbl	5.47	336

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	74.68	74.68	74.68	
Gas ($/Mcf)	0.00	0.00	0.00	0.0/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	565	17,487	17,500	$/Mon
	565	17,487	17,500	$/Mon/Well
	0.00	0.00		$/EqBbl
		51.08		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues		Oil	Gas	Total
Before Tax	M$	120.94	0.00	120.94
	%	100.00	0.00	100.00
After Tax	M$	112.36	0.00	112.36
	%	100.00	0.00	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	Discounted Cum Inc $/EqBbl
0.0	54.97	33.94
5.0	50.77	31.35
8.0	48.50	29.95
10.0	47.07	29.07
12.0	45.72	28.23
15.0	43.81	27.05
20.0	40.91	25.26
30.0	36.03	22.25
40.0	32.09	19.82
50.0	28.88	17.83
60.0	26.22	16.19

C:\Users\Michael\Documents\PHDWIN\Delta\ Delta (SEC) 12 2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[7.12] Oil Price Model: Delta AVG 10[74.68] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: 3504924762 AltID: 126164 HAInc:

HARPER & ASSOCIATES, INC.

Case : JOE MURRAY FARMS 1-18
Field : ANTIOCH DISTRICT EAST
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : OIL CREEK

TABLE 4
RESERVE ESTIMATES AND ECONOMIC ANALYSIS
DELTA OIL & GAS LLC SEC
As of : December 31, 2010

		Proved Producing Reserves									Net Income to Evaluated Interests		
		Gross Production		Net Sales		WH Prices		Net Revenues Less Taxes	Net Expenditures				
Year	Oil Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	(M$)	Operate (M$)	Invest (M$)	Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	1	80.42	4.67	3.02	0.18	75.52	6.18	212.60	4.20	0.00	208.40	208.40	199.22
2012	1	51.30	3.63	1.92	0.14	75.52	6.18	135.74	4.20	0.00	131.54	339.94	312.85
2013	1	37.60	2.62	1.41	0.10	75.52	6.18	99.48	4.20	0.00	95.28	435.22	387.30
2014	1	29.75	2.05	1.12	0.08	75.52	6.18	78.72	4.20	0.00	74.52	509.74	439.98
2015	1	24.62	1.69	0.92	0.06	75.52	6.18	65.14	4.20	0.00	60.94	570.68	478.98
2016	1	21.06	1.44	0.79	0.05	75.52	6.18	55.71	4.20	0.00	51.51	622.20	508.80
2017	1	18.31	1.25	0.69	0.05	75.52	6.18	48.44	4.20	0.00	44.24	666.44	531.99
2018	1	16.23	1.10	0.61	0.04	75.52	6.18	42.95	4.20	0.00	38.75	705.18	550.36
2019	1	14.58	0.99	0.55	0.04	75.52	6.18	38.57	4.20	0.00	34.37	739.55	565.12
S Tot		293.86	19.44	11.02	0.73			777.35	37.80	0.00	739.55	739.55	565.12
After		62.77	4.24	2.35	0.16			166.07	24.11	0.00	141.96	141.96	45.28
Total		356.63	23.68	13.37	0.89			943.42	61.91	0.00	881.52	881.52	610.40
Cum.		16.07	0.69										
Ult.		372.70	24.37										

RESERVE SUMMARY

Evaluated Interests (Avg %)

	Expense %	Oil Revenue %	Gas Revenue %
Initial	5.0000000	3.7500000	3.7500000
Final	5.0000000	3.7500000	3.7500000

Net Reserves

Oil	13.37	Mbbl
Gas	0.89	MMcf
Gas-Eq Oil (6/1)	0.15	Mbbl
Gas-Eq Oil (10/1)	0.09	Mbbl
Gas-Eq Oil (12.2)	0.07	Mbbl
Tot Eq Oil (12.2)	13.45	Mbbl

Initial Parameters		Reserve Life, Yrs	Final Rate EqB/Mon
Rate :	9,000 bbl/mon		
Decl :	53.00 %/YR	14.75	708
GOR :	0 Mcf/bbl		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	0.00	75.52	75.52	
Gas ($/Mcf)	0.00	6.18	6.18	12.2/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	0	6,994	7,000	$/Mon
	0	6,994	7,000	$/Mon/Well
	0.00	0.00		$/EqBbl
		6.56		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues	Oil	Gas	Total
Before Tax M$	1,009.98	5.49	1,015.47
%	99.46	0.54	100.00
After Tax M$	938.32	5.10	943.42
%	99.46	0.54	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	Discounted Cum Inc $/EqBbl
0.0	881.52	65.56
5.0	721.65	53.67
8.0	650.42	48.37
10.0	610.40	45.40
12.0	575.23	42.78
15.0	529.90	39.41
20.0	469.51	34.92
30.0	385.38	28.66
40.0	329.49	24.50
50.0	289.38	21.52
60.0	258.99	19.26

C:\Users\Michael\Documents\PHDWIN\Delta\Delta (SEC) 12.2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta.AVG 010[6.18] Oil Price Model: Delta.AVG 10[75.52] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: 3504924784 AltID: 2041270 HAInc:

Case : MISS GRACIE 1-18 (OIL CREEK 6199-6224')
Field : ANTIOCH EAST
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : OIL CREEK

TABLE 5
RESERVE ESTIMATES AND ECONOMIC ANALYSIS
DELTA OIL & GAS LLC SEC
As of : December 31, 2010

HARPER & ASSOCIATES, INC.

		Proved Producing Reserves										Net Income to Evaluated Interests		
		Gross Production		Net Sales		WH Prices		Net Revenues Less Taxes	Net Expenditures					
Year	Oil Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	(M$)	Operate (M$)	Invest (M$)		Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00
2011	1	37.53	6.68	1.41	0.25	74.91	5.11	99.13	6.00	0.00		93.13	93.13	89.05
2012	1	23.94	4.26	0.90	0.16	74.91	5.11	63.23	6.00	0.00		57.23	150.37	138.50
2013	1	17.54	3.12	0.66	0.12	74.91	5.11	46.34	6.00	0.00		40.34	190.71	170.03
2014	1	13.88	2.47	0.52	0.09	74.91	5.11	36.67	6.00	0.00		30.67	221.38	191.72
2015	1	11.49	2.05	0.43	0.08	74.91	5.11	30.35	6.00	0.00		24.35	245.74	207.31
2016	1	9.83	1.75	0.37	0.07	74.91	5.11	25.96	6.00	0.00		19.96	265.69	218.87
2017	1	8.54	1.52	0.32	0.06	74.91	5.11	22.57	6.00	0.00		16.57	282.26	227.55
2018	1	7.58	1.35	0.28	0.05	74.91	5.11	20.01	6.00	0.00		14.01	296.27	234.20
2019	1	6.80	1.21	0.26	0.05	74.91	5.11	17.97	6.00	0.00		11.97	308.24	239.34
S Tot		137.14	24.41	5.14	0.92			362.24	54.00	0.00		308.24	308.24	239.34
After		49.63	8.83	1.86	0.33			131.10	74.62	0.00		56.49	56.49	16.43
Total		186.77	33.24	7.00	1.25			493.35	128.62	0.00		364.73	364.73	255.77
Cum.		0.00	0.00											
Ult.		186.77	33.24											

RESERVE SUMMARY

Evaluated Interests (Avg %)	Expense %	Oil Revenue %	Gas Revenue %
Initial	5.0000000	3.7500000	3.7500000
Final	5.0000000	3.7500000	3.7500000

Net Reserves		
Oil	7.00	Mbbl
Gas	1.25	MMcf
Gas-Eq Oil (6/1)	0.21	Mbbl
Gas-Eq Oil (10/1)	0.12	Mbbl
Gas-Eq Oil (14.7)	0.09	Mbbl
Tot Eq Oil (14.7)	7.09	Mbbl

Initial Parameters		Reserve Life, Yrs	Final Rate EqB/Mon
Rate :	4,200 bbl/mon	21.44	189
Decl :	53.00 %/YR		
GOR :	0 Mcf/bbl		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	0.00	74.91	74.91	
Gas ($/Mcf)	0.00	5.11	5.11	14.7/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	0	9,997	10,000	$/Mon
	0	9,997	10,000	$/Mon/Well
	0.00	0.00		$/EqBbl
		26.07		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues		Oil	Gas	Total
Before Tax	M$	524.65	6.37	531.02
	%	98.80	1.20	100.00
After Tax	M$	487.43	5.92	493.35
	%	98.80	1.20	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	$/EqBbl
0.0	364.73	51.45
5.0	299.95	42.31
8.0	271.61	38.31
10.0	255.77	36.08
12.0	241.88	34.12
15.0	223.98	31.60
20.0	200.03	28.22
30.0	166.26	23.45
40.0	143.37	20.22
50.0	126.67	17.87
60.0	113.85	16.06

C:\Users\Michael\Documents\PHDWIN\Delta\Delta (SEC) 12 2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[5.11] Oil Price Model: Delta AVG 10[74.91] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: 3504924757 AltID: HAInc:

HARPER & ASSOCIATES, INC.

TABLE 6
RESERVE ESTIMATES AND ECONOMIC ANALYSIS
DELTA OIL & GAS LLC SEC
As of : December 31, 2010

Case : PLASTER 1-11 (DEESE 5618-5621')
Field : GOLDEN TREND
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : DEESE

Year	Oil Well	Proved Producing Reserves — Gross Production Oil (Mbbl)	Gross Production Gas (MMcf)	Net Sales Oil (Mbbl)	Net Sales Gas (MMcf)	WH Prices ($/bbl)	WH Prices ($/Mcf)	Net Revenues Less Taxes (M$)	Net Expenditures Operate (M$)	Net Expenditures Invest (M$)	Net Income to Evaluated Interests — Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.00	0.00	0.00	0.00	74.45	0.00	0.02	0.01	0.00	0.01	0.01	0.01
2011	1	1.14	0.00	0.09	0.00	74.45	0.00	6.16	2.99	0.00	3.17	3.18	3.03
2012	1	1.03	0.00	0.08	0.00	74.45	0.00	5.54	2.99	0.00	2.55	5.73	5.23
2013	1	0.93	0.00	0.07	0.00	74.45	0.00	5.02	2.99	0.00	2.03	7.76	6.82
2014	1	0.85	0.00	0.07	0.00	74.45	0.00	4.61	2.99	0.00	1.62	9.38	7.96
2015	1	0.79	0.00	0.06	0.00	74.45	0.00	4.27	2.99	0.00	1.28	10.66	8.78
2016	1	0.74	0.00	0.06	0.00	74.45	0.00	3.99	2.99	0.00	1.00	11.66	9.36
2017	1	0.69	0.00	0.05	0.00	74.45	0.00	3.72	2.99	0.00	0.73	12.39	9.74
2018	1	0.65	0.00	0.05	0.00	74.45	0.00	3.51	2.99	0.00	0.51	12.91	9.99
2019	1	0.61	0.00	0.05	0.00	74.45	0.00	3.31	2.99	0.00	0.32	13.23	10.13
S Tot		7.44	0.00	0.58	0.00			40.15	26.92	0.00	13.23	13.23	10.13
After		0.42	0.00	0.03	0.00			2.28	2.13	0.00	0.15	0.15	0.06
Total		7.86	0.00	0.61	0.00			42.43	29.05	0.00	13.38	13.38	10.19
Cum.		3.62	59.13										
Ult.		11.49	59.13										

RESERVE SUMMARY

Evaluated Interests (Avg %)	Expense %	Oil Revenue %	Gas Revenue %
Initial	10.0000000	7.8000000	7.8000000
Final	10.0000000	7.8000000	7.8000000

Net Reserves		
Oil	0.61	Mbbl
Gas	0.00	MMcf
Gas-Eq Oil (6/1)	0.00	Mbbl
Gas-Eq Oil (10/1)	0.00	Mbbl
Gas-Eq Oil (0.0)	0.00	Mbbl
Tot Eq Oil (0.0)	0.61	Mbbl

Initial Parameters		Reserve Life, Yrs	Final Rate EqB/Mon
Rate :	101 bbl/mon		
Decl :	11.60 %/YR	9.72	48
GOR :	0 Mcf/bbl		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	74.45	74.45	74.45	
Gas ($/Mcf)	0.00	0.00	0.00	0.0/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	80	2,490	2,492	$/Mon
	80	2,490	2,492	$/Mon/Well
	0.00	0.00		$/EqBbl
		68.47		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues		Oil	Gas	Total
Before Tax	M$	45.67	0.00	45.67
	%	100.00	0.00	100.00
After Tax	M$	42.43	0.00	42.43
	%	100.00	0.00	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	$/EqBbl
0.0	13.38	21.81
5.0	11.60	18.91
8.0	10.71	17.46
10.0	10.19	16.60
12.0	9.70	15.81
15.0	9.05	14.75
20.0	8.11	13.23
30.0	6.70	10.92
40.0	5.69	9.28
50.0	4.94	8.05
60.0	4.36	7.11

C:\Users\Michael\Documents\PHDWIN\Delta\Delta (SEC) 12.2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[4.8] Oil Price Model: Delta AVG 10[74.45] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: 3504924625 AltID: 122284 HAInc:

Case : RIVER 1-28 (VIOLA 4460-82')
Field : PAULS VALLEY WEST
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : VIOLA

TABLE 7
RESERVE ESTIMATES AND ECONOMIC ANALYSIS
DELTA OIL & GAS LLC SEC
As of : December 31, 2010

HARPER & ASSOCIATES, INC.

		Proved Producing Reserves												
		Gross Production		Net Sales		WH Prices			Net Expenditures		Net Income to Evaluated Interests		
Year	Gas Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	Net Revenues Less Taxes (M$)	Operate (M$)	Invest (M$)	Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.00	0.10	0.00	0.02	75.04	5.40	0.08	0.03	0.00	0.05	0.05	0.05
2011	1	0.06	33.51	0.01	5.03	75.04	5.40	25.88	11.76	0.00	14.12	14.16	13.53
2012	1	0.05	27.08	0.01	4.06	75.04	5.40	20.87	11.76	0.00	9.11	23.28	21.40
2013	1	0.04	22.62	0.01	3.39	75.04	5.40	17.40	11.76	0.00	5.64	28.92	25.82
2014	1	0.03	19.47	0.00	2.92	75.04	5.40	14.95	11.76	0.00	3.19	32.12	28.08
2015	1	0.02	17.08	0.00	2.56	75.04	5.40	13.11	11.76	0.00	1.35	33.46	28.95
2016	1	0.01	6.71	0.00	1.01	75.04	5.40	5.14	4.97	0.00	0.17	33.64	29.06
S Tot		0.21	126.56	0.03	18.98			97.44	63.80	0.00	33.64	33.64	29.06
After		0.00	0.00	0.00	0.00			0.00	0.00	0.00	0.00	0.00	0.00
Total		0.21	126.56	0.03	18.98			97.44	63.80	0.00	33.64	33.64	29.06
Cum.		0.69	131.78										
Ult.		0.90	258.34										

RESERVE SUMMARY

Evaluated Interests (Avg %)

	Expense %	Oil Revenue %	Gas Revenue %
Initial	20.0000000	15.0000000	15.0000000
Final	20.0000000	15.0000000	15.0000000

Net Reserves

Oil	0.03	Mbbl
Gas	18.98	MMcf
Oil-Eq Gas (6/1)	0.19	MMcf
Oil-Eq Gas (10/1)	0.31	MMcf
Oil-Eq Gas (13.9)	0.44	MMcf
Tot Eq Gas (13.9)	19.42	MMcf

Initial Parameters		Reserve Life, Yrs	Final Rate EqM/Mon
Rate :	3,157 Mcf/mon		
Decl :	23.75 %/YR	5.43	1,278
GOR :	0 bbl/Mcf		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	75.04	75.04	75.04	
Gas ($/Mcf)	5.40	5.40	5.40	13.9/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	158	4,896	4,900	$/Mon
	158	4,896	4,900	$/Mon/Well
	0.00	0.00		$/EqMcf
		65.48		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues		Oil	Gas	Total
Before Tax	M$	2.36	102.52	104.88
	%	2.25	97.75	100.00
After Tax	M$	2.19	95.24	97.44
	%	2.25	97.75	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	$/EqMcf
0.0	33.64	1.73
5.0	31.20	1.61
8.0	29.88	1.54
10.0	29.06	1.50
12.0	28.27	1.46
15.0	27.15	1.40
20.0	25.45	1.31
30.0	22.58	1.16
40.0	20.24	1.04
50.0	18.33	0.94
60.0	16.73	0.86

C:\Users\Michael\Documents\PHDWIN\Delta\
Delta (SEC) 12 2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[5.4] Oil Price Model: Delta AVG 10[75.04] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: 3504924677 AltID: 123869 HAInc:

Case : SADDLE 1-28 (VIOLA 4484-4518')
Field : PAULS VALLEY WEST
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : VIOLA

TABLE 8

RESERVE ESTIMATES AND ECONOMIC ANALYSIS

DELTA OIL & GAS LLC SEC

As of : December 31, 2010

HARPER & ASSOCIATES, INC.

		Proved Producing Reserves									Net Income to Evaluated Interests		
		Gross Production		Net Sales		WH Prices		Net Revenues	Net Expenditures				
Year	Gas Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	Less Taxes (M$)	Operate (M$)	Invest (M$)	Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.00	0.06	0.00	0.00	74.41	6.34	0.02	0.00	0.00	0.02	0.02	0.02
2011	1	0.80	16.60	0.03	0.62	74.41	6.34	5.75	1.50	0.00	4.25	4.27	4.09
2012	1	0.48	9.98	0.02	0.37	74.41	6.34	3.45	1.50	0.00	1.95	6.22	5.78
2013	1	0.34	7.13	0.01	0.27	74.41	6.34	2.47	1.50	0.00	0.97	7.19	6.54
2014	1	0.27	5.56	0.01	0.21	74.41	6.34	1.92	1.50	0.00	0.42	7.62	6.84
2015	1	0.18	3.64	0.01	0.14	74.41	6.34	1.26	1.16	0.00	0.10	7.71	6.91
S Tot		2.08	42.97	0.08	1.61			14.88	7.17	0.00	7.71	7.71	6.91
After		0.00	0.00	0.00	0.00			0.00	0.00	0.00	0.00	0.00	0.00
Total		2.08	42.97	0.08	1.61			14.88	7.17	0.00	7.71	7.71	6.91
Cum.		1.19	22.46										
Ult.		3.27	65.43										

RESERVE SUMMARY

Evaluated Interests (Avg %)	Expense %	Oil Revenue %	Gas Revenue %
Initial	5.0000000	3.7500000	3.7500000
Final	5.0000000	3.7500000	3.7500000

Net Reserves		
Oil	0.08	Mbbl
Gas	1.61	MMcf
Oil-Eq Gas (6/1)	0.47	MMcf
Oil-Eq Gas (10/1)	0.78	MMcf
Oil-Eq Gas (11.7)	0.91	MMcf
Tot Eq Gas (11.7)	2.53	MMcf

Initial Parameters		Reserve Life, Yrs	Final Rate EqM/Mon
Rate :	1,953 Mcf/mon		
Decl :	60.36 %/YR	4.79	361
GOR :	0 bbl/Mcf		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	74.41	74.41	74.41	
Gas ($/Mcf)	6.34	6.34	6.34	11.7/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	81	2,496	2,500	$/Mon
	81	2,496	2,500	$/Mon/Well
	0.00	0.00		$/EqMcf
		48.16		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues	Oil	Gas	Total
Before Tax M$	5.80	10.22	16.02
%	36.22	63.78	100.00
After Tax M$	5.39	9.49	14.88
%	36.22	63.78	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	$/EqMcf
0.0	7.71	3.05
5.0	7.29	2.89
8.0	7.06	2.79
10.0	6.91	2.73
12.0	6.77	2.68
15.0	6.56	2.60
20.0	6.25	2.47
30.0	5.70	2.26
40.0	5.24	2.07
50.0	4.85	1.92
60.0	4.51	1.79

C:\Users\Michael\Documents\PHDWIN\Delta\
Delta (SEC) 12 2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[6.34] Oil Price Model: Delta AVG 10[74.41] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: 3504924753 AltID: 203436 HAInc:

HARPER & ASSOCIATES, INC.

Case : SADDLE 2-28 (VIOLA 4399-4465')
Field : PAULS VALLEY WEST
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : VIOLA

TABLE 9
RESERVE ESTIMATES AND ECONOMIC ANALYSIS
DELTA OIL & GAS LLC SEC
As of : December 31, 2010

		Proved Producing Reserves										Net Income to Evaluated Interests		
		Gross Production		Net Sales		WH Prices			Net Expenditures					
Year	Gas Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	Net Revenues Less Taxes (M$)	Operate (M$)	Invest (M$)		Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.00	0.10	0.00	0.00	0.00	5.73	0.01	0.00	0.00		0.01	0.01	0.01
2011	1	0.00	26.13	0.00	0.67	0.00	5.73	3.59	0.66	0.00		2.93	2.94	2.82
2012	1	0.00	14.23	0.00	0.37	0.00	5.73	1.95	0.66	0.00		1.29	4.24	3.94
2013	1	0.00	8.91	0.00	0.23	0.00	5.73	1.22	0.66	0.00		0.56	4.80	4.38
2014	1	0.00	6.12	0.00	0.16	0.00	5.73	0.84	0.66	0.00		0.18	4.98	4.51
2015	1	0.00	1.78	0.00	0.05	0.00	5.73	0.24	0.24	0.00		0.01	4.99	4.52
S Tot		0.00	57.28	0.00	1.48			7.87	2.88	0.00		4.99	4.99	4.52
After		0.00	0.00	0.00	0.00			0.00	0.00	0.00		0.00	0.00	0.00
Total		0.00	57.28	0.00	1.48			7.87	2.88	0.00		4.99	4.99	4.52
Cum.		0.00	82.07											
Ult.		0.00	139.35											

RESERVE SUMMARY

Evaluated Interests (Avg %)	Expense %	Oil Revenue %	Gas Revenue %
Initial	3.4397400	2.5798100	2.5798100
Final	3.4397400	2.5798100	2.5798100

Net Reserves		
Oil	0.00	Mbbl
Gas	1.48	MMcf
Oil-Eq Gas (6/1)	0.00	MMcf
Oil-Eq Gas (10/1)	0.00	MMcf
Oil-Eq Gas (0.0)	0.00	MMcf
Tot Eq Gas (0.0)	1.48	MMcf

Initial Parameters		Reserve Life, Yrs	Final Rate EqM/Mon
Rate :	3,095 Mcf/mon	4.37	385
Decl :	56.90 %/YR		
GOR :	0 bbl/Mcf		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	0.00	0.00	0.00	
Gas ($/Mcf)	5.73	5.73	5.73	0.0/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	52	1,599	1,600	$/Mon
	52	1,599	1,600	$/Mon/Well
	0.00	0.00		$/EqMcf
		36.63		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues		Oil	Gas	Total
Before Tax	M$	0.00	8.47	8.47
	%	0.00	100.00	100.00
After Tax	M$	0.00	7.87	7.87
	%	0.00	100.00	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	$/EqMcf
0.0	4.99	3.37
5.0	4.74	3.21
8.0	4.60	3.11
10.0	4.52	3.06
12.0	4.43	3.00
15.0	4.31	2.92
20.0	4.12	2.79
30.0	3.79	2.56
40.0	3.50	2.37
50.0	3.26	2.20
60.0	3.04	2.06

C:\Users\Michael\Documents\PHDWIN\Delta\ Delta (SEC) 12 2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[5.73] Oil Price Model: Delta AVG 10[74.54] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: 3504924752 AltID: 203396 HAInc:

Case : SADDLE 3-28 (VIOLA 4666-4674')
Field : PAULS VALLEY WEST
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : VIOLA

TABLE 10

RESERVE ESTIMATES AND ECONOMIC ANALYSIS

DELTA OIL & GAS LLC SEC

As of : December 31, 2010

HARPER & ASSOCIATES, INC.

		Proved Producing Reserves												
		Gross Production		Net Sales		WH Prices			Net Expenditures		Net Income to Evaluated Interests		
Year	Gas Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	Net Revenues Less Taxes (M$)	Operate (M$)	Invest (M$)	Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.02	0.02	0.00	0.00	74.74	8.50	0.07	0.00	0.00	0.06	0.06	0.06
2011	1	6.04	7.27	0.23	0.27	74.74	8.50	17.89	1.74	0.00	16.15	16.21	15.51
2012	1	4.03	5.78	0.15	0.22	74.74	8.50	12.19	1.74	0.00	10.45	26.67	24.53
2013	1	3.19	4.90	0.12	0.18	74.74	8.50	9.77	1.74	0.00	8.03	34.69	30.80
2014	1	2.72	4.32	0.10	0.16	74.74	8.50	8.36	1.74	0.00	6.62	41.32	35.48
2015	1	2.40	3.91	0.09	0.15	74.74	8.50	7.41	1.74	0.00	5.67	46.99	39.11
2016	1	2.18	3.59	0.08	0.13	74.74	8.50	6.73	1.74	0.00	4.99	51.98	42.00
2017	1	1.99	3.33	0.07	0.12	74.74	8.50	6.17	1.74	0.00	4.43	56.41	44.32
2018	1	1.85	3.12	0.07	0.12	74.74	8.50	5.74	1.74	0.00	4.00	60.41	46.22
2019	1	1.73	2.94	0.06	0.11	74.74	8.50	5.38	1.74	0.00	3.64	64.05	47.78
S Tot		26.16	39.18	0.98	1.47			79.72	15.66	0.00	64.05	64.05	47.78
After		39.42	23.25	1.48	0.87			109.54	70.80	0.00	38.73	38.73	7.78
Total		65.58	62.43	2.46	2.34			189.25	86.47	0.00	102.79	102.79	55.56
Cum.		9.04	9.99										
Ult.		74.62	72.41										

RESERVE SUMMARY

Evaluated Interests (Avg %)	Expense %	Oil Revenue %	Gas Revenue %
Initial	5.0000000	3.7500000	3.7500000
Final	5.0000000	3.7500000	3.7500000

Net Reserves		
Oil	2.46	Mbbl
Gas	2.34	MMcf
Oil-Eq Gas (6/1)	14.76	MMcf
Oil-Eq Gas (10/1)	24.59	MMcf
Oil-Eq Gas (8.8)	21.62	MMcf
Tot Eq Gas (8.8)	23.97	MMcf

Initial Parameters		Reserve Life, Yrs	Final Rate EqM/Mon
Rate :	705 Mcf/mon		
Decl :	31.21 %/YR	49.70	72
GOR :	1 bbl/Mcf		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	74.74	74.74	74.74	
Gas ($/Mcf)	8.50	8.50	8.50	8.8/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	94	2,900	2,900	$/Mon
	94	2,900	2,900	$/Mon/Well
	0.00	0.00		$/EqMcf
		45.69		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues	Oil	Gas	Total
Before Tax M$	183.81	19.90	203.71
%	90.23	9.77	100.00
After Tax M$	170.77	18.49	189.25
%	90.23	9.77	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	$/EqMcf
0.0	102.79	4.29
5.0	71.31	2.98
8.0	60.80	2.54
10.0	55.56	2.32
12.0	51.28	2.14
15.0	46.13	1.92
20.0	39.80	1.66
30.0	31.73	1.32
40.0	26.72	1.11
50.0	23.24	0.97
60.0	20.67	0.86

C:\Users\Michael\Documents\PHDWIN\Delta\
Delta (SEC) 12 2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[8.5] Oil Price Model: Delta AVG 10[74.74] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: 3504924751 AltID: 203436 HAInc:

TABLE 11
RESERVE ESTIMATES AND ECONOMIC ANALYSIS
DELTA OIL & GAS LLC SEC
As of : December 31, 2010

HARPER & ASSOCIATES, INC.

Case : WAUNICE 1-36 (DEESE)
Field : ANTIOCH EAST
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : 2ND BROMIDE

		Proved Producing Reserves										Net Income to Evaluated Interests		
		Gross Production		Net Sales		WH Prices			Net Expenditures				
Year	Gas Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	Net Revenues Less Taxes (M$)	Operate (M$)	Invest (M$)	Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	1	0.00	39.78	0.00	1.49	0.00	4.02	5.57	1.44	0.00	4.13	4.13	3.94
2012	1	0.00	27.33	0.00	1.02	0.00	4.02	3.83	1.50	0.00	2.33	6.46	5.95
2013	1	0.00	19.76	0.00	0.74	0.00	4.02	2.77	1.50	0.00	1.27	7.72	6.95
2014	1	0.00	15.28	0.00	0.57	0.00	4.02	2.14	1.50	0.00	0.64	8.36	7.40
2015	1	0.00	12.32	0.00	0.46	0.00	4.02	1.73	1.50	0.00	0.23	8.59	7.55
2016	1	0.00	2.61	0.00	0.10	0.00	4.02	0.36	0.35	0.00	0.01	8.60	7.55
S Tot		0.00	117.07	0.00	4.39			16.40	7.80	0.00	8.60	8.60	7.55
After		0.00	0.00	0.00	0.00			0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	117.07	0.00	4.39			16.40	7.80	0.00	8.60	8.60	7.55
Cum.		0.00	0.00										
Ult.		0.00	117.07										

RESERVE SUMMARY

Evaluated Interests (Avg %)	Expense %	Oil Revenue %	Gas Revenue %
Initial	5.0000000	3.7500000	3.7500000
Final	5.0000000	3.7500000	3.7500000

Net Reserves

Oil	0.00	Mbbl
Gas	4.39	MMcf
Oil-Eq Gas (6/1)	0.00	MMcf
Oil-Eq Gas (10/1)	0.00	MMcf
Oil-Eq Gas (0.0)	0.00	MMcf
Tot Eq Gas (0.0)	4.39	MMcf

Initial Parameters		Reserve Life, Yrs	Final Rate EqM/Mon
Rate :	4,400 Mcf/mon	5.24	892
Decl :	45.00 %/YR		
GOR :	0 bbl/Mcf		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	0.00	0.00	0.00	
Gas ($/Mcf)	0.00	4.02	4.02	0.0/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	1,371	2,480	2,500	$/Mon
	1,371	2,480	2,500	$/Mon/Well
	0.00	0.00		$/EqMcf
		47.55		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues	Oil	Gas	Total
Before Tax M$	0.00	17.65	17.65
%	0.00	100.00	100.00
After Tax M$	0.00	16.40	16.40
%	0.00	100.00	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	$/EqMcf
0.0	8.60	1.96
5.0	8.05	1.83
8.0	7.74	1.76
10.0	7.55	1.72
12.0	7.37	1.68
15.0	7.11	1.62
20.0	6.71	1.53
30.0	6.03	1.37
40.0	5.46	1.24
50.0	4.99	1.14
60.0	4.59	1.04

C:\Users\Michael\Documents\PHDWIN\Delta\
Delta (SEC) 12.2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[4.02] Oil Price Model: Delta AVG 10[74.54] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: 3504924767 AltID: HAInc:

SUMMARY

TABLE C

RESERVE ESTIMATES AND ECONOMIC ANALYSIS

DELTA OIL & GAS LLC SEC

As of : December 31, 2010

HARPER & ASSOCIATES, INC.

Proved Behind Pipe Rsv Class & Category

Year	Well Cnt	Gross Production Oil (Mbbl)	Gross Production Gas (MMcf)	Net Sales Oil (Mbbl)	Net Sales Gas (MMcf)	Net Revenues Less Taxes (M$)	Net Expenditures Operate (M$)	Net Expenditures Invest (M$)	Net Income to Evaluated Interests Annual Income (M$)	Cum Income (M$)	Ann. Inc Dis@ 10% (M$)	Cum Income Dis@ 10% (M$)
2010	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	1	0.00	18.53	0.00	0.69	4.25	1.50	3.75	-1.00	-1.00	-1.01	-1.01
2013	1	0.18	13.42	0.01	0.50	3.54	1.50	0.00	2.04	1.04	1.60	0.59
2014	1	0.11	11.18	0.00	0.42	2.85	1.50	0.00	1.35	2.39	0.95	1.54
2015	1	0.08	9.83	0.00	0.37	2.46	1.50	0.00	0.96	3.35	0.61	2.15
2016	2	5.68	20.15	0.21	0.76	19.40	2.17	3.75	13.48	16.83	7.57	9.73
2017	2	6.32	20.72	0.24	0.78	21.19	3.00	0.00	18.19	35.02	9.58	19.30
2018	2	3.83	15.21	0.14	0.57	13.45	3.00	0.00	10.45	45.47	4.97	24.27
2019	2	2.82	12.76	0.11	0.48	10.26	3.00	0.00	7.26	52.73	3.12	27.39
S Tot		19.00	121.80	0.71	4.57	77.41	17.17	7.50	52.73	52.73	27.39	27.39
After		58.42	112.25	2.19	4.21	178.05	68.37	0.25	109.43	109.43	27.00	27.00
Total		77.42	234.04	2.90	8.78	255.46	85.55	7.75	162.16	162.16	54.40	54.40
Cum.		0.00	0.00									
Ult.		77.42	234.04									

RESERVE SUMMARY

Evaluated Interests (Avg %)

Oil Exp %	Oil Rev %	Gas Exp %	Gas Rev %
5.0000	3.7500	5.0000	3.7500

Net Reserves

Oil	2.90	Mbbl
Gas	8.78	MMcf
Gas-Eq Oil (6/1)	1.46	Mbbl
Gas-Eq Oil (10/1)	0.88	Mbbl
Gas-Eq Oil (11.36)	0.77	Mbbl
Tot Eq Oil (11.36)	3.68	Mbbl

	Oil	Gas	Total
Economic Wells =	2	1	3
Non-Econ Wells =	0	0	0

Maximum Life = 34.37 Yrs

ECONOMIC SUMMARY

WH Prices	Avg Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	0.00	74.79	74.89	
Gas ($/Mcf)	0.00	6.59	6.59	11.36/1

8/8th Costs	Initial	Average	
Operating	4,468	4,149	$/Mon
	1,489	1,383	$/Mon/Well
		2.11	$/EQ bbl
		33.49	% Rev ATax

Net Revenues	Oil	Gas	Total
Before Tax M$	217.13	57.84	274.97
%	78.97	21.03	100.00%
After Tax M$	201.72	53.73	255.46
%	78.97	21.03	100.00%

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	Discounted Cum Inc $/EQbbl
0.0	162.16	44.12
5.0	91.25	24.82
8.0	66.50	18.09
10.0	54.40	14.80
12.0	44.82	12.19
15.0	33.93	9.23
20.0	21.91	5.96
30.0	9.85	2.68
40.0	4.68	1.27
50.0	2.23	0.61
60.0	0.99	0.27

C:\Users\Michael\Documents\PHDWIN\Delta\Delta (SEC) 12 2010.phd

Engineer : GMH

9:17:55 02/16/2011

DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW

Case : BREWER 1-20 (1ST BROMIDE)
Field : ANTIOCH EAST
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : 1ST BROMIDE

TABLE 12
RESERVE ESTIMATES AND ECONOMIC ANALYSIS
DELTA OIL & GAS LLC SEC
As of : December 31, 2010

HARPER & ASSOCIATES, INC.

Year	Oil Well	Proved Behind Pipe Reserves: Gross Production Oil (Mbbl)	Gross Production Gas (MMcf)	Net Sales Oil (Mbbl)	Net Sales Gas (MMcf)	WH Prices ($/bbl)	WH Prices ($/Mcf)	Net Revenues Less Taxes (M$)	Net Expenditures Operate (M$)	Net Expenditures Invest (M$)	Net Income to Evaluated Interests: Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S Tot		0.00	0.00	0.00	0.00			0.00	0.00	0.00	0.00	0.00	0.00
After		38.23	57.35	1.43	2.15			112.93	34.59	0.25	78.09	78.09	18.66
Total		38.23	57.35	1.43	2.15			112.93	34.59	0.25	78.09	78.09	18.66
Cum.		0.00	0.00										
Ult.		38.23	57.35										

RESERVE SUMMARY

Evaluated Interests (Avg %)

	Expense %	Oil Revenue %	Gas Revenue %
Initial	5.0000000	3.7500000	3.7500000
Final	5.0000000	3.7500000	3.7500000

Net Reserves

Oil	1.43	Mbbl
Gas	2.15	MMcf
Gas-Eq Oil (6/1)	0.36	Mbbl
Gas-Eq Oil (10/1)	0.22	Mbbl
Gas-Eq Oil (11.4)	0.19	Mbbl
Tot Eq Oil (11.4)	1.62	Mbbl

Initial Parameters		Reserve Life, Yrs	Final Rate EqB/Mon
Rate :	1,510 bbl/mon	34.37	42
Decl :	91.00 %/YR		
GOR :	2 Mcf/bbl		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	0.00	74.89	74.89	
Gas ($/Mcf)	0.00	6.59	6.59	11.4/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	1,000	1,677	2,500	$/Mon
	1,000	1,677	2,500	$/Mon/Well
	0.00	0.15		$/EqBbl
		30.63		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues	Oil	Gas	Total
Before Tax M$	107.38	14.17	121.55
%	88.34	11.66	100.00
After Tax M$	99.76	13.17	112.93
%	88.34	11.66	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	$/EqBbl
0.0	78.09	48.11
5.0	37.47	23.08
8.0	24.57	15.14
10.0	18.66	11.50
12.0	14.24	8.77
15.0	9.55	5.88
20.0	4.98	3.07
30.0	1.42	0.87
40.0	0.42	0.26
50.0	0.13	0.08
60.0	0.04	0.02

C:\Users\Michael\Documents\PHDWIN\Delta\Delta (SEC) 12 2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[6.59] Oil Price Model: Delta AVG 10[74.89] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: AltID: HAInc:

Case : BREWER 1-20 (VIOLA)
Field : ANTIOCH EAST
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : 1ST BROMIDE

TABLE 13

RESERVE ESTIMATES AND ECONOMIC ANALYSIS

DELTA OIL & GAS LLC SEC

As of : December 31, 2010

HARPER & ASSOCIATES, INC.

		Proved Behind Pipe Reserves									Net Income to Evaluated Interests		
		Gross Production		Net Sales		WH Prices			Net Expenditures				
Year	Gas Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	Net Revenues Less Taxes (M$)	Operate (M$)	Invest (M$)	Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	1	0.00	18.53	0.00	0.69	0.00	6.59	4.25	1.50	3.75	-1.00	-1.00	-1.01
2013	1	0.18	13.42	0.01	0.50	74.89	6.59	3.54	1.50	0.00	2.04	1.04	0.59
2014	1	0.11	11.18	0.00	0.42	74.89	6.59	2.85	1.50	0.00	1.35	2.39	1.54
2015	1	0.08	9.83	0.00	0.37	74.89	6.59	2.46	1.50	0.00	0.96	3.35	2.15
2016	1	0.06	8.91	0.00	0.33	74.89	6.59	2.20	1.50	0.00	0.70	4.05	2.56
2017	1	0.05	8.18	0.00	0.31	74.89	6.59	2.01	1.50	0.00	0.51	4.56	2.83
2018	1	0.04	7.64	0.00	0.29	74.89	6.59	1.86	1.50	0.00	0.36	4.92	3.00
2019	1	0.03	7.19	0.00	0.27	74.89	6.59	1.74	1.50	0.00	0.24	5.16	3.10
S Tot		0.54	84.88	0.02	3.18			20.91	12.00	3.75	5.16	5.16	3.10
After		0.06	14.65	0.00	0.55			3.53	3.32	0.00	0.21	0.21	0.08
Total		0.61	99.53	0.02	3.73			24.43	15.32	3.75	5.37	5.37	3.18
Cum.		0.00	0.00										
Ult.		0.61	99.53										

RESERVE SUMMARY

Evaluated Interests (Avg %)

	Expense %	Oil Revenue %	Gas Revenue %
Initial	5.0000000	3.7500000	3.7500000
Final	5.0000000	3.7500000	3.7500000

Net Reserves

Oil	0.02	Mbbl
Gas	3.73	MMcf
Oil-Eq Gas (6/1)	0.14	MMcf
Oil-Eq Gas (10/1)	0.23	MMcf
Oil-Eq Gas (11.4)	0.26	MMcf
Tot Eq Gas (11.4)	3.99	MMcf

Initial Parameters		Reserve Life, Yrs	Final Rate EqM/Mon
Rate :	2,000 Mcf/mon		
Decl :	55.00 %/YR	11.22	520
GOR :	0 bbl/Mcf		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	0.00	74.89	74.89	
Gas ($/Mcf)	0.00	6.59	6.59	11.4/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	2,500	2,276	2,500	$/Mon
	2,500	2,276	2,500	$/Mon/Well
	0.00	10.68		$/EqMcf
		62.68		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues		Oil	Gas	Total
Before Tax	M$	1.71	24.60	26.30
	%	6.48	93.52	100.00
After Tax	M$	1.58	22.85	24.43
	%	6.48	93.52	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	$/EqMcf
0.0	5.37	1.35
5.0	4.13	1.04
8.0	3.53	0.89
10.0	3.18	0.80
12.0	2.86	0.72
15.0	2.44	0.61
20.0	1.85	0.46
30.0	1.02	0.26
40.0	0.48	0.12
50.0	0.13	0.03
60.0	-0.10	-0.03

C:\Users\Michael\Documents\PHDWIN\Delta\
Delta (SEC) 12.2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[6.59] Oil Price Model: Delta AVG 10[74.89] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: AltID: HAInc:

Case : JACKSON 1-18 (1ST BMD 5299-5301')
Field : ANTIOCH EAST
Co., State : GARVIN, OK
Operator : RANKEN ENERGY CORPORATION
Reservoir : 2ND BROMIDE

TABLE 14

RESERVE ESTIMATES AND ECONOMIC ANALYSIS

DELTA OIL & GAS LLC SEC

As of : December 31, 2010

HARPER & ASSOCIATES, INC.

		Proved Behind Pipe Reserves									Net Income to Evaluated Interests		
		Gross Production		Net Sales		WH Prices		Net Revenues	Net Expenditures				
Year	Oil Well	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	($/bbl)	($/Mcf)	Less Taxes (M$)	Operate (M$)	Invest (M$)	Income (M$)	Cum Income (M$)	Cum Income Dis@ 10%(M$)
2010	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	1	5.62	11.24	0.21	0.42	74.68	6.59	17.20	0.67	3.75	12.78	12.78	7.16
2017	1	6.27	12.54	0.24	0.47	74.68	6.59	19.18	1.50	0.00	17.68	30.46	16.48
2018	1	3.79	7.57	0.14	0.28	74.68	6.59	11.59	1.50	0.00	10.09	40.55	21.27
2019	1	2.78	5.57	0.10	0.21	74.68	6.59	8.52	1.50	0.00	7.02	47.58	24.29
S Tot		18.46	36.92	0.69	1.38			56.50	5.17	3.75	47.58	47.58	24.29
After		20.12	40.25	0.75	1.51			61.60	30.47	0.00	31.13	31.13	8.26
Total		38.58	77.16	1.45	2.89			118.10	35.64	3.75	78.71	78.71	32.56
Cum.		0.00	0.00										
Ult.		38.58	77.16										

RESERVE SUMMARY

Evaluated Interests (Avg %)	Expense %	Oil Revenue %	Gas Revenue %
Initial	5.0000000	3.7500000	3.7500000
Final	5.0000000	3.7500000	3.7500000

Net Reserves		
Oil	1.45	Mbbl
Gas	2.89	MMcf
Gas-Eq Oil (6/1)	0.48	Mbbl
Gas-Eq Oil (10/1)	0.29	Mbbl
Gas-Eq Oil (11.3)	0.26	Mbbl
Tot Eq Oil (11.3)	1.70	Mbbl

Initial Parameters		Reserve Life, Yrs	Final Rate EqB/Mon
Rate :	1,510 bbl/mon	29.32	41
Decl :	91.00 %/YR		
GOR :	2 Mcf/bbl		

PRICE/COST SUMMARY

WH Prices	Initial	Wt. Avg	Max	Avg Price Ratio Mcf/B
Oil ($/bbl)	0.00	74.68	74.68	
Gas ($/Mcf)	0.00	6.59	6.59	11.3/1
[MMBtu/Mcf]	1.00			

8/8th Costs	Initial	Avg	Max	
Lease Oper.	968	2,026	2,500	$/Mon
	968	2,026	2,500	$/Mon/Well
	0.00	2.20		$/EqBbl
		30.18		% Rev ATax
Compression	0.00	0.00		$/Mcf
Shrinkage	0.00			% of Volume

Net Revenues		Oil	Gas	Total
Before Tax	M$	108.05	19.07	127.12
	%	85.00	15.00	100.00
After Tax	M$	100.38	17.72	118.10
	%	85.00	15.00	100.00

DISCOUNTED INCOME PROFILE

Disc Rate %	Discounted Cum Inc M$	Discounted Cum Inc $/EqBbl
0.0	78.71	46.24
5.0	49.65	29.17
8.0	38.39	22.56
10.0	32.56	19.13
12.0	27.72	16.29
15.0	21.94	12.89
20.0	15.08	8.86
30.0	7.41	4.36
40.0	3.78	2.22
50.0	1.98	1.16
60.0	1.05	0.62

C:\Users\Michael\Documents\PHDWIN\Delta\Delta (SEC) 12 2010.phd
Engineer : GMH
9:17:55 02/16/2011

Gas Price Model: Delta AVG 010[6.59] Oil Price Model: Delta AVG 10[74.68] DB File : C:\Users\Michael\Documents\PHDWIN\Delta\De Model File : C:\Users\Michael\Documents\PHDW API Num: AltID: HAInc: